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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 1, 2002
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                              GLOBIX CORPORATION
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              (Exact name of registrant as specified in charter)


        Delaware                      1-14168              13-3781263
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(State or other juris-              (Commission          (IRS Employer
diction of Incorporation)           File number)      Identification No.)


                  139 Centre Street, New York, New York  10013
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                (Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code                          (212) 334-8500
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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     On February 1, 2002, Globix Corporation (the "Company") did not make its scheduled interest payment on its 12-1/2% senior notes due 2010 (the "Senior Notes"). The Company does not intend to make the interest payment within the 30-day grace period thereafter. However, as the Company previously announced in a press release on January 14, 2002, it had reached agreement on a financial restructuring of its equity and debt and entered into lock-up agreements with certain holders owning more than 51% of its outstanding $600,000,000 issuance of Senior Notes, and holders of its Series A 7-1/2% Convertible Preferred Stock. The Company also announced that it had commenced soliciting acceptances of its proposed financial restructuring from the other holders of the Senior Notes. The financial restructuring will be finalized through a voluntary prepackaged bankruptcy proceeding under Chapter 11 of the U.S. Bankruptcy Code, which is expected to be filed in the month of February, 2002, prior to the expiration of the grace period. More detailed information is set forth in the Company's Current Report on Form 8-K filed on January 14, 2002.

     Certain statements in this current report contain forward-looking statements relating to the Company's or management's intentions, beliefs, expectations or predictions for the future. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in the forward-looking statements. These risks, assumptions and uncertainties include the ability to develop, pursue, confirm and consummate a plan of reorganization and to achieve its expected benefits. The Company undertakes no obligation to update or revise any forward-looking statements for events or circumstance after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Further, the Company cannot assess the impact of each such factor on its business or the extent to which any factor, or
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combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GLOBIX CORPORATION



                              By        /s/ Peter L. Herzig
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                                          Peter L. Herzig
                                       Chief Executive Officer


Dated: February 1, 2002